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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2003



                            HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                    1-10262                     13-2841597
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)


580 WestLake Park Boulevard, Suite 600
           Houston, Texas                                          77079
(Address of principal executive offices)                        (ZIP Code)


       Registrant's telephone number, including area code: (281) 504-4000

   Former Name or Former Address, if Changed Since Last Report: Not applicable

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Item 5.  Other Events

     On March 26, 2003, Harken Energy Corporation issued a press release announcing its financial results for the year ended December 31, 2002. A copy of this press release is attached as Exhibit 99.1 to this Current Report.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

     Exhibit
     Number                        Description
     ------                        -----------

      99.1   --  Press Release, dated March 26, 2003, issued by Harken Energy
                 Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Harken Energy Corporation

Date: March 28, 2003                 By:  /s/ Anna M. Williams
                                         ---------------------------------------
                                         Anna M. Williams
                                         Executive Vice President and Chief
                                         Financial Officer

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                                  EXHIBIT INDEX

     Exhibit
     Number                        Description
     ------                        -----------

      99.1   --  Press Release, dated March 26, 2003, issued by Harken Energy
                 Corporation.